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                                 EXHIBIT 23.1
                       Consent of KPMG Peat Marwick LLP





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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Rohm and Haas Company:


We consent to the use of our report incorporated herein by reference in this registration statement on Form S-8.


KPMG PEAT MARWICK, LLP

Philadelphia, Pennsylvania
December 27, 1996